CDC NVEST INTERNATIONAL EQUITY FUND

Supplement dated August 22, 2003 to the CDC Nvest Equity Funds Classes A, B and C and Class Y Prospectuses, each dated May 1, 2003, each as may be supplemented from time to time

Effective October 1, 2003, CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the distributor for CDC Nvest International Equity Fund (the "Fund"), will no longer accept new investments in the Fund. Effective November 1, 2003, CDC IXIS Distributors will no longer accept additional investments from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.


On August 22, 2003, the Board of Trustees of CDC Nvest Funds Trust I, upon the recommendation of CDC IXIS Distributors, approved a plan to liquidate the Fund. The liquidation is expected to occur on or about November 14, 2003 (the "Liquidation Date"). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Fund have been paid or otherwise provided for. Any applicable sales charges, including contingent deferred sales charges, will be waived only for shares that remain outstanding on the Liquidation Date and are redeemed automatically or at the election of the shareholder on the Liquidation Date. For federal income tax purposes, the automatic or elected redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Fund shares. If a shareholder desires to recognize any taxable gain or loss prior to the Liquidation Date, the shareholder may wish to redeem his or her shares prior to the Liquidation Date. Before doing so, the shareholder should consider any applicable sales charge and should consult with his or her tax advisor for more information on his or her own situation.

The liquidation process will involve effecting portfolio transactions in an orderly manner with the intent that shareholders remaining in the Fund on the liquidation date will not unnecessarily bear the majority of the trading costs associated with the liquidation. This may result in the Fund's portfolio consisting primarily of cash or cash equivalents for several weeks prior to the liquidation date.


At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under "Fund Services" in the Fund's Prospectuses. Such redemptions, unlike the automatic or elected redemptions on the Liquidation Date, will be subject to any applicable sales charges, including contingent deferred sales charges.


Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described and subject to the limitations under "Fund Services - Exchanging Shares" in the Fund's Prospectuses. Such an exchange transaction will not result in any sales charge. However, exchanges of Fund shares up to and on the Liquidation Date, unlike the automatic or elected redemptions on the Liquidation Date, will continue to be subject to any applicable contingent deferred sales charges, if redeemed at a future date. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.


Absent an instruction to the contrary prior to the Liquidation Date, for Fund shares held in individual retirement accounts ("IRAs") or SIMPLE IRAs, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, CDC IXIS Distributors will exchange any shares remaining in the Fund on the Liquidation Date into the CDC Nvest Cash Management Trust - Money Market Series. These shares will continue to be subject to any applicable contingent deferred sales charges.


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